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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       DATE OF REPORT:  NOVEMBER 24, 1997
                       (Date of earliest event reported)

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                     APOLLO INTERNATIONAL OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


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

        DELAWARE                         0-22365                         59-3285246
  (State or other jurisdiction       (Commission File Number)    (IRS Employer Identification No.)
of incorporation or organization)
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                        6542 U.S. HIGHWAY 41, SUITE 215
                          APOLLO BEACH, FLORIDA 33572
               (Address of principal executive offices, zip code)

                                 (813) 645-7677
              (Registrant's telephone number, including area code)


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     This Amendment No. 1 supplements the Report on Form 8-K filed with the
Securities and Exchange Commission on December 9, 1997 by Apollo International
of Delaware, Inc. (the "Registrant") to file (a) the financial statements of the acquired company, Trans-World Powernet, Inc., and (b) the pro forma financial information relating to the business combination of the Registrant and the acquired company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements of the acquired company are included herein pursuant to Item 7(a):

TRANS-WORLD POWERNET, INC.

     Independent Auditors' Report
     Balance Sheet as of November 23, 1997
     Statement of Operations from January 1, 1997 (inception) to November 23,
     1997
     Statement of Cash Flows from January 1, 1997 (inception) to November 23,
     1997
     Notes to Financial Statements

(b)  Pro Forma Financial Information

     The following pro forma financial information is included herein pursuant to Item 7(b):

APOLLO INTERNATIONAL OF DELAWARE, INC. AND SUBSIDIARY

     Pro Forma Consolidated Financial Statements (with explanatory headnote)
     (unaudited)
     Pro Forma Balance Sheet as of September 30, 1997 (unaudited)
     Pro Forma Statement of Operations as of September 30, 1997 (unaudited)
     Notes to the Pro Forma Consolidated Financial Statements

(c)  Exhibits

     23.1  Consent of Most Horowitz & Company, LLP
     99.1  Financial Statements of Trans-World Powernet, Inc. as of
           November 23, 1997, and the related statements of operations, statement of cash flows, together with the report of Most
           Horowitz & Company, LLP
     99.2  Pro Forma Financial Statements




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     Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   APOLLO INTERNATIONAL OF DELAWARE, INC.
                                    (Registrant)




Date:  February 6, 1998            By:  /s/ David W. Clarke
                                      ---------------------------------
                                       David W. Clarke
                                       President and Chief Executive Officer


                                   By:  /s/ Stuart M. Frank
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                                       Stuart M. Frank
                                       Chief Financial Officer




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